EXHIBIT 10.2 AMENDMENT NO. 6 TO CREDIT AGREEMENT AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT This Amendment No. 6 to Credit Agreement and Amendment No. 1 to Pledge and Security Agreement (this “Amendment”) dated as of October 10, 2018 (the “Effective Date”) is among Lilis Energy, Inc. (the “Borrower”), certain subsidiaries of the Borrower party hereto (each, a “Guarantor” and collectively, the “Guarantors”), Wilmington Trust, National Association, as administrative agent (the “Administrative Agent”), Värde Partners, Inc., (“Värde”) in its capacity as the Lead Lender (as defined in the Credit Agreement (as defined below)) and the other Lenders (as defined below) party hereto. INTRODUCTION Whereas, the Borrower, the Guarantors, the Administrative Agent, Värde as the Lead Lender (as defined therein) and the other lenders party thereto from time to time (the “Lenders”) are parties to that certain Credit Agreement, dated as of April 26, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Whereas, the Borrower, the Guarantors and the Administrative Agent entered into that certain Pledge and Security Agreement, dated as of April 26, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”). Whereas, on the Amendment No. 6 Effective Date, the Borrower shall enter into that certain Second Amended and Restated Senior Secured Revolving Credit Agreement, by and among the Borrower, the guarantors party thereto, the financial institution from time to time party thereto as lenders and BMO Harris Bank, N.A. as administrative agent (the “Amendment No. 6 Permitted RBL Credit Agreement”). Whereas, the Borrower has requested that Administrative Agent and the Lenders amend the Credit Agreement and the Security Agreement in certain respects as set forth herein, and the Administrative Agent and the Lenders have agreed to the foregoing, on the terms and conditions set forth herein. NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: Section 1. Defined Terms; Other Definitional Provisions. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term “including” means “including, without limitation”. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment. Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 6 below, and in reliance on the representations and warranties contained in Section 5 below, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text

(indicated textually in the same manner as the following example: double-underlined text) as set forth in the Credit Agreement attached to this Amendment as Exhibit A hereto. Section 3. Amendments to the Security Agreement. Subject to the satisfaction of the conditions set forth in Section 6 below, and in reliance on the representations and warranties contained in Section 5 below, the Security Agreement is hereby amended as follows: (a) The header of the first page of the Security Agreement is hereby amended to add the legend as set forth below: Reference is made to the Second Amended and Restated Intercreditor Agreement dated as of October 10, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Borrower, each of the Grantors (as defined therein) party thereto, BMO Harris Bank, N.A., as First Lien Administrative Agent (as defined therein), and Wilmington Trust, National Association, as Second Lien Collateral Agent (as defined therein). Notwithstanding anything herein to the contrary, the lien and security interest granted to the Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the Agent and the other Secured Parties hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control. (b) Section 9.17 of the Security Agreement is hereby amended and restated as set forth below: Section 9.17. Intercreditor Agreement. Each Secured Party (i) consents to the subordination of Liens provided for in any Approved Intercreditor Agreement, if applicable, (ii) agrees that it will be bound by, and will take no actions contrary to, the provisions of such Approved Intercreditor Agreement and (iii) authorizes and instructs Agent on behalf of each Secured Party to enter into such Approved Intercreditor Agreement (including any and all amendments, amendments and restatements, modifications, supplements and acknowledgements thereto permitted hereby from time to time) as Agent on behalf of such Secured Party. The foregoing provisions are intended as an inducement to the lenders under the Permitted RBL Credit Agreement to provide the commitments thereunder and advance the Revolving Debt Obligations and such lenders are intended third party beneficiaries of this provision and the provisions of such Approved Intercreditor Agreement. Notwithstanding anything herein to the contrary, the Liens and security interests granted to Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by Agent and the other Secured Parties hereunder are subject to the provisions of such Approved Intercreditor Agreement, if applicable. In the event of any conflict or inconsistency between the terms of such Approved Intercreditor Agreement and this Agreement, the terms of such Approved Intercreditor Agreement shall control. Section 4. Adjustment to Principal Amount of Term Loan. Subject to the conditions set forth in Section 6 below, and in reliance on the representations and warranties contained in Section 5 below, the parties hereto hereby agree that $56,196,240 of the principal amount of the Term Loan outstanding under the Credit Agreement together with accrued and unpaid interest thereon and the Make- Whole Amount in an amount equal to $12,071,555 shall be reduced, pursuant to the terms and conditions set forth in that certain Transaction Agreement (the “Transaction Agreement”), and as consideration for such reduction, the Lenders will be issued shares of Common Stock of the Borrower and shares of preferred stock of the Borrower (“Series D Preferred Stock”) in each case as set forth in and described in 2 the Transaction Agreement (the “Amendment No. 6 Adjustment”) to be held by the Lenders pro rata based on their holdings of Term Loans immediately prior to such Amendment No. 6 Adjustment. On a pro forma basis after giving effect to the consummation of the Amendment No. 6 Adjustment, (A) the principal amount of the Term Loan outstanding as of the date hereof is $33,717,744 and accrued, unpaid and uncapitalized interest on such Term Loan as of the date hereof is $76,211 and (B) the principal amount of the Delayed Draw Term Loans outstanding as of the date hereof is $75,642,585 and accrued, unpaid and uncapitalized interest on such Delayed Draw Term Loans as of the date hereof is $170,973 and each Lender’s holdings of the principal amount of Term Loan and Delayed Draw Term Loans and accrued, unpaid and uncapitalized interest thereon outstanding as of the date hereof is set forth on Schedule 1 hereto. For U.S. federal and applicable state income tax purposes, the conversion of a portion of the principal amount of the Term Loan for shares of Common Stock and shares of Series D Preferred Stock shall be treated by the parties as a tax-deferred “recapitalization” of the Borrower pursuant to Section 368(a)(1)(E) of the Code unless pursuant to a determination within the meaning of Section 1313 of the Code; provided that, in the event that the transactions do not so qualify as a recapitalization as the result of a successful challenge by the Internal Revenue Service or other taxing authority, then the Borrower and its subsidiaries shall be held harmless and shall not be required to indemnify any person for losses incurred due to the failure of the transaction to so qualify or the successful challenge, including Värde or any other Lender. Section 5. Representations and Warranties. Each Credit Party hereby represents and warrants that: (a) after giving effect to this Amendment, the representations and warranties contained in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, as of such earlier date; (b) after giving effect to this Amendment, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate or limited liability company power and authority of such Credit Party and have been duly authorized by appropriate corporate or limited liability company action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; and (f) the Liens under the Loan Documents are valid and subsisting and secure the Credit Parties’ obligations under such Loan Documents. Section 6. Conditions to Effectiveness. This Amendment shall become effective on the Effective Date and enforceable against the parties hereto upon the satisfaction of the following conditions precedent: (a) the Administrative Agent and the Lead Lender shall have received this Amendment duly executed by the Borrower, the Guarantors, the Administrative Agent, the Lenders party hereto (which constitute all Lenders party to the Credit Agreement) and the Lead Lender; (b) the Borrower shall have paid on or about the Effective Date all costs and expenses which are payable pursuant to Section 10.03 of the Credit Agreement and which have been invoiced no later than one Business Days prior to the date hereof; 3

(c) the Lead Lender and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower attaching executed copies of the Amendment No. 6 Permitted RBL Credit Agreement and each “Loan Document” as defined therein executed on or about the date hereof and certifying that such documents are true and correct and the Lead Lender shall be satisfied with such documents; and (d) the Lead Lender and the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 6 Effective Date) of each of Bracewell LLP, counsel for the Credit Parties and applicable local counsel, covering such matters relating to the Credit Parties, this Amendment or the transactions contemplated by the Amendment No. 6 Permitted RBL Credit Agreement, as the Lead Lender shall reasonably request. Section 7. Acknowledgments and Agreements. (a) Each Credit Party acknowledges that on the date hereof, all outstanding Obligations are payable in accordance with their terms and each Credit Party waives any defense, offset, counterclaim or recoupment, in each case existing on the date hereof, with respect to such Obligations. Each Credit Party does hereby adopt, ratify, and confirm the Credit Agreement and acknowledges and agrees that the Credit Agreement is and remains in full force and effect, and each Credit Party acknowledges and agrees that its respective liabilities and obligations under the Credit Agreement are not impaired in any respect by this Amendment. (b) This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement. Section 8. Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Credit Agreement are in full force and effect and that each Guarantor continues to unconditionally and irrevocably, jointly and severally, guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantors in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents. Section 9. Reaffirmation of Liens. Each Credit Party (a) is party to certain Security Documents securing and supporting the Obligations under the Loan Documents, (b) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (c) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create an acceptable security interest in the collateral to secure the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified. Section 10. Counterparts. This Amendment may be signed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile or other electronic transmission of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart. 4

Section 11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement. Section 12. Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment. Section 13. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. Section 10.09 of the Credit Agreement is hereby incorporated by reference herein mutatis mutandis. Section 14. Instruction to Administrative Agent. The Lenders party hereto, which constitute all of the Lenders party to the Credit Agreement, hereby (i) authorize and instruct the Administrative Agent to execute and deliver this Amendment and the Second Amended and Restated Intercreditor Agreement, as in effect on and dated as of the Amendment No. 6 Effective Date, by and among the Permitted RBL Credit Agreement Agent, the Administrative Agent and the Borrower, and (ii) acknowledge and agree that the instruction set forth in this Section 14 constitutes an instruction from the Lenders under the Loan Documents, including Section 9.03 and Section 9.04 of the Credit Agreement. Section 15. RELEASE. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Credit Party hereby, for itself and its successors and assigns, fully and without reserve, releases, acquits, and forever discharges each Secured Party, its respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the “Released Parties” and individually a “Released Party”) from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the “Released Claims”), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the Effective Date and are in any way directly or indirectly arising out of or in any way connected to any of this Amendment, the Credit Agreement, any other Loan Document, or any of the transactions contemplated hereby or thereby (collectively, the “Released Matters”). Each Credit Party, by execution hereof, hereby acknowledges and agrees that the agreements in this Section 15 are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters herein compromised and settled. Each Credit Party hereby further agrees that it will not sue any Released Party on the basis of any Released Claim released, remised and discharged by the Credit Parties pursuant to this Section 15. In entering into this Amendment, each Credit Party consulted with, and has been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 15 shall survive the termination of this Amendment, the Credit Agreement and the other Loan Documents and payment in full of the Obligations. Section 16. Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING 5

AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. [The remainder of this page has been left blank intentionally.] 6

EXECUTED to be effective as of the date first above written. BORROWER: LILIS ENERGY, INC. By: /s/ Joseph C. Daches Name: Joseph C. Daches Title: President, Chief Financial Officer and Treasurer GUARANTORS: BRUSHY RESOURCES, INC. HURRICANE RESOURCES LLC LILIS OPERATING COMPANY, LLC IMPETRO OPERATING, LLC IMPETRO RESOURCES, LLC By: /s/ Joseph C. Daches Name: Joseph C. Daches Title: President, Chief Financial Officer and Treasurer Signature Page to Amendment No. 6 to Credit Agreement

ADMINISTRATIVE AGENT: WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Andrew Lennon Name: Andrew Lennon Title: Banking Officer LEAD LENDER: VÄRDE PARTNERS, INC. By: /s/ Markus Specks Name: Markus Specks Title: Managing Director Signature Page to Amendment No. 6 to Credit Agreement

SEVERALLY AND NOT JOINTLY FOR EACH ENTITY LISTED BELOW: By: /s/ Markus Specks Name: Markus Specks Title: Managing Director THE VÄRDE FUND VI-A, L.P. By Värde Investment Partners G.P., LLC, Its General Partner By Värde Partners, L.P., Its Managing Member By Värde Partners, Inc., Its General Partner VÄRDE INVESTMENT PARTNERS, L.P. By Värde Investment Partners G.P., LLC, Its General Partner By Värde Partners, L.P., Its Managing Member By Värde Partners, Inc., Its General Partner THE VÄRDE FUND XI (MASTER), L.P. By Värde Fund XI G.P., LLC, Its General Partner By Värde Partners, L.P., Its Managing Member By Värde Partners, Inc., Its General Partner VÄRDE INVESTMENT PARTNERS (OFFSHORE) MASTER, L.P. By Värde Investment Partners G.P., LLC, Its General Partner By Värde Partners, L.P., Its Managing Member By Värde Partners, Inc., Its General Partner THE VÄRDE SKYWAY MASTER FUND, L.P. By The Värde Skyway Fund G.P., LLC, Its General Partner By Värde Partners, L.P., Its Managing Member By Värde Partners, Inc., Its General Partner THE VÄRDE FUND XII (MASTER), L.P. By The Värde Fund XII G.P., L.P., Its General Partner By: The Värde Fund XII UGP, LLC, its General Partner By Värde Partners, L.P., Its Managing Member By Värde Partners, Inc., Its General Partner Signature Page to Amendment No. 6 to Credit Agreement

SCHEDULE 1 Term Loan Term Loan Term Loan Accrued Interest Percentage Lender THE VÄRDE FUND VI-A, $1,011,532 $2,286 3.0% L.P. VÄRDE INVESTMENT $2,292,807 $5,182 6.8% PARTNERS, L.P. THE VÄRDE FUND XI $14,026,581 $31,704 41.6% (MASTER), L.P. VÄRDE INVESTMENT PARTNERS (OFFSHORE) MASTER, L.P. $2,023,065 $4,573 6.0% THE VÄRDE SKYWAY MASTER FUND, L.P. $4,383,307 $9,907 13.0% THE VÄRDE FUND XII (MASTER), L.P. $9,980,452 $22,559 29.6% TOTAL: $33,717,744 $76,211 100% Delayed Draw Term Loans Delayed Draw Delayed Draw Term Accrued Interest Term Loan Loan Percentage Lender THE VÄRDE FUND VI-A, $2,269,278 $5,129 3.0% L.P. VÄRDE INVESTMENT $5,143,696 $11,626 6.8% PARTNERS, L.P. THE VÄRDE FUND XI $31,467,315 $71,125 41.6% (MASTER), L.P. VÄRDE INVESTMENT PARTNERS (OFFSHORE) MASTER, L.P. $4,538,555 $10,258 6.0%

Delayed Draw Delayed Draw Term Accrued Interest Term Loan Loan Percentage Lender THE VÄRDE SKYWAY MASTER FUND, L.P. $9,833,536 $22,226 13.0% THE VÄRDE FUND XII (MASTER), L.P. $22,390,205 $50,608 29.6% TOTAL: $75,642,585 $170,973 100%

EXHIBIT A Credit Agreement [Attached]